The PNC Financial Services Group, Inc. Citigroup Financial Services Conference March 11, 2010 Exhibit 99.1 * * * * * * * * * * *

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding some of these factors in our most recent Form 10-K, including in the Risk Factors and Risk Management sections of that report, and in our subsequent SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).  We have included web addresses here and elsewhere in this presentation as inactive textual references only.  Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as our fourth quarter
2009 gain related to BlackRock’s acquisition of Barclays Global Investors (the “BLK/BGI gain”), our fourth quarter 2008 conforming provision for credit losses for National City, and other integration costs in the 2009 and 2008 periods.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Today’s Discussion
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
An overview of the PNC business model and
franchise
Our performance has positioned us well with a
strong balance sheet
Our earnings capacity is expected to deliver
strong results in 2010
We are well-positioned to meet our strategic
financial objectives

PNC’s Business Model
Staying core funded and disciplined in our deposit pricing
Returning to a moderate risk profile
Leveraging customer relationships and our strong brand to
grow high quality, diverse revenue streams
Creating positive operating leverage while investing in
innovation
Remaining disciplined with our capital
Executing on our strategies
Overview of
PNC
PNC’s Business Model Is Designed to Deliver Strong Results.

WA
OR
ID
CA
NV
AZ
MN
WI
MI
IL
IN
OH
PA
NY
MA
CT
NJ
DE
DC
MD
WV
VA
KY
MO
TN
NC
SC
GA
AR
LA
FL

Footprint covering nearly 1/3 of the U.S.
population
Retail
Corporate & Institutional
A leader in serving middle-market
customers and government entities
One of the largest bank-held asset
managers in the U.S.
Asset Management
Residential Mortgage
One of the nation’s largest mortgage
platforms
PNC’s Powerful Franchise
8
th
$270 billion Assets
U.S. Rank¹
Dec. 31, 2009
6,473
2,512
$187 billion
5
th
ATMs
5
th
Branches
5
th
Deposits
(1) Rankings source: SNL DataSource; Headquartered in U.S.
CO
TX
KS
OK
BlackRock
A leader in investment management, risk
management and advisory services worldwide
Overview of
PNC

2009 Performance Summary
Execution of the PNC business model delivered strong
financial results – net income of $2.4 billion
Well-positioned balance sheet at year end with an improved
risk profile, increased loan loss reserves, more liquidity and more capital
Strong revenue performance of
$16.2¹
billion from
diversified sources
Disciplined expense management - increased acquisition
cost savings goal to $1.5 billion annualized
Pretax pre-provision earnings
1,2
exceeded credit costs by
$3.2 billion
(1) Revenue and noninterest expense reflect presentation of results of operations of PNC Global Investment Servicing (GIS) as income from discontinued operations. (2) Total revenue less noninterest expense. Revenue includes the $1.076 billion BLK/BGI gain. Further information is provided in the Appendix.
2009
Performance
Summary

PNC’s Higher Quality, Differentiated
Balance Sheet
Core funded - loans to deposits
ratio of 84%
Appropriately reserved
Improved quality and pricing of
deposit base
Asset sensitive – duration of equity
negative 1.2 years
Higher quality capital
- Proforma Tier 1 common ratio of
8.0%
1
Balance sheet positioning
- 8
Preferred equity
($21) $270
Total liabilities and equity
($13) $39
Borrowed funds
(11) 12
Other time/savings
($6) $187
Total deposits
(7)    14
Other liabilities
(10) 49
Retail CDs
$15 $126
Transaction deposits
5 22
Common equity
(16) 57
Other assets
(18) 157
Total loans
($21) $270
Total assets
$56
Dec. 31,
2009
$13
YoY
change
Investment securities
Category (billions)
PNC Made Substantial Progress in 2009 Transitioning the PNC Made Substantial Progress in 2009 Transitioning the
Balance Sheet to Reflect Our Business Model. Balance Sheet to Reflect Our Business Model.
(1) Reported Tier 1 common capital ratio was 6.0% as of December 31, 2009. Proforma ratio reflects Tier 1 common ratio had it included the estimated net impact of TARP preferred stock redemption, February 2010 common equity offering, and pending sale of GIS. Further information is provided in the Appendix.
2009
Performance
Summary

4Q09 loans/deposits 4Q09 loans/assets 4Q09 comm’l real estate loans/assets
Relative Balance Sheet Strength
Information as of quarter end. Peer source: SNL DataSource and company reports.
68%
78%
84%
90%
90%
91%
91%
92%
93%
95%
106%
107%
109%
JPM
COF
PNC
KEY
BBT
BAC
FITB
RF
STI
WFC
CMA
USB
MTB
31%
40%
53%
58%
63%
63%
63%
64%
65%
68%
69%
71%
75%
JPM
BAC
COF
PNC
BBT
WFC
KEY
RF
STI
FITB
USB
CMA
MTB
3%
3%
8%
9%
11%
11%
12%
13%
16%
17%
18%
24%
30%
JPM
BAC
COF
PNC
WFC
BBT
USB
STI
KEY
FITB
CMA
RF
MTB
2009
Performance
Summary

Relative Credit Risk Profile
(1) As of or for the year ended December 31, 2009. Peers represents average of banks identified in the Appendix.  Sources: SNL
DataSource, company reports.
Nonperforming
loans to total
loans
Nonperforming
assets to total
assets
Net charge-
offs to average
loans
Allowance for
loan and lease
losses to loans
3.60%
3.96%
2.34%
2.77%
1.64%
2.62%
3.22%
3.38%
PNC’s Commitment to Prudent Risk Management Is Reflected in
Our Credit Metrics.
2009 reserves / net charge-offs
1.9
1.7
1.5
1.5
1.4
1.4
1.3
1.3
1.1
1.1
1.1
1.0
0.9
PNC
MTB
BBT
FITB
RF
JPM
WFC
USB
CMA
KEY
BAC
STI
COF
X
Key 2009 Metrics¹
2009
Performance
Summary

6.5%
6.8%
7.0%
7.2%
7.5%
7.7%
7.8%
8.2%
8.5%
8.6%
8.8%
10.2%
8.0%
6.0%
PNC WFC USB FITB RF KEY STI BAC PNC CMA BBT MTB JPM COF
Relative Capital Positioning
December 31, 2009 Tier 1 common ratio
(1) Further information is provided in the Appendix. Peer source: company reports.
PNC’s capital priorities
Maintain strong capital
levels
Support our clients
Invest in our businesses
Return capital to
shareholders when
appropriate
PNC’s Proforma Tier 1 Common Capital Ratio¹
of 8.0% Provides
Flexibility for Future Growth.
2009
Performance
Summary

(billions)
40% noninterest income
60% net interest income

PNC

Pretax Pre-Provision Earnings²
Substantially
Exceeded Credit Costs
$16.2
$9.1
$7.1
$3.9
PNC full year 2009
(1) Revenue and noninterest expense reflect presentation of results of operations of GIS as income from discontinued operations. (2) Total revenue less noninterest expense. Full year 2009 revenue of $16.228 billion includes the $1.076 billion BLK/BGI gain. Full year 2009 noninterest expense was $9.073 billion. Further information is provided in the Appendix. (3) Further information is provided in the
Appendix.
$2.4
1.86
1.83
1.82
1.50
1.47
1.37
1.32
1.22
1.09
0.89
0.66
0.40
0.27
MTB
WFC
PNC
JPM
USB
BBT
COF
FITB
BAC
CMA
RF
STI
KEY
2009 pretax pre-provision earnings²/provision
Excluding the BLK/BGI gain   1.55x³
X
Revenue¹
Noninterest
expense¹
Pretax
pre-
provision
earnings²
Provision
Net
income
PNC Is Recognized for the Ability to Create Positive Operating PNC Is Recognized for the Ability to Create Positive Operating
Leverage to Help Offset Credit Costs. Leverage to Help Offset Credit Costs.
2009
Performance
Summary
$15.2 excluding
the BLK/BGI gain

Strong Earnings Capacity in 2010
(1) 2010 expectations exclude the impact of the 2009 $1.076 billion pretax BLK/BGI gain and the 2010 impact of the pending sale of GIS.
(2) Total revenue less noninterest expense. (3) Annualized acquisition-related cost savings goal.
Net interest income and net interest
margin consistent with 3Q09
annualized
Lower noninterest income due to
2009 impact of MSR hedging gains
Reduced expenses driven by
increased acquisition cost saves and
lower integration costs
Credit cost improvement as the
economy recovers
Significant pretax pre-provision
earnings²
will continue to exceed
credit costs
2010
Expectations¹
2009
captured
$800
$1,300+
2011
goal³
$1,500
2010
expectation
4Q09
annualized
>$1,200
PNC acquisition cost saves
(millions)
2010 expectations¹

Strategic benefits
Immediate benefits
PNC’s Opportunities for Growth
Strategic
Financial
Objectives
Lower deposit costs
Leveraging cross sell capabilities
Acquisition cost savings
Improvement in credit costs
Leveraging PNC brand to grow clients
across our businesses
Product innovation
Higher loan utilization rates
Commercial real estate refinancings
Improved capital markets and asset
management fees
Higher interest rates
PNC Is Positioned to Deliver Even Greater Shareholder Value as PNC Is Positioned to Deliver Even Greater Shareholder Value as
the Economy Recovers. the Economy Recovers.
Execution

(6)
(5)
(4)
(3)
(2)
(1)
0
1
2
3
4
0%
1%
2%
3%
4%
5%
6%
Balance Sheet Management
PNC Duration
of Equity
(At Quarter End)
Fed Funds
Effective Rate
(At Quarter End)
2007
2008 2009
1.4% 100 bps increase
(6.0%) 100 bps decrease
Effect on NII in 2
nd
year from
gradual interest rate change
over preceding 12 months
Effect on NII in 1
st
year from
gradual interest rate change
over following 12 months
PNC 4Q09 NII Sensitivity
(2.0%)
1.1%
100 bps decrease
100 bps increase
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
Q4
PNC’s Balance Sheet Is Well-Positioned to Take Advantage of
Economic Recovery.
Strategic
Financial
Objectives

PNC’s Framework for Success
Execute on and deliver the PNC
business model
Capitalize on integration opportunities
Emphasize continuous improvement
culture
Leverage credit that meets our
risk/return criteria
Focus on cross selling PNC’s deep
product offerings
Focus “front door” on risk-adjusted
returns
Leverage “back door” credit liquidation
capabilities
Maximize credit portfolio value
Reposition deposit gathering strategies
Action Plans
0.62%²
>$1.2 billion
40%
1,2
2.4%
84%
Dec. 31, 2009
1.30%+
$1.5 billion
>50%
0.3%-0.5%
80%-90%
Strategic
Objective
Return on
average assets
(for the year ended)
Key Metrics
Loans to deposits
ratio
(as of)
Provision to
average loans
(for the year ended)
Noninterest
income/total
revenue
(for the year ended)
Acquisition cost
savings
(4Q09, annualized)
Executing our
strategies
PNC Business
Model
Staying core
funded
Returning to a
moderate risk
profile
Growing high
quality, diverse
revenue
streams
Creating
positive
operating
leverage
(1) Total revenue and noninterest income reflect presentation of results of operations of GIS as income from discontinued operations.
(2) Excludes the impact of the $1.076 billion pretax, $687 million after-tax, BLK/BGI gain. Including the gain, noninterest income to total revenue percentage for the year was 44% and the return on average assets for the year was .87%. Further information is provided in the Appendix.
Strategic
Financial
Objectives

Summary
The execution of its business model resulted
in a strong 2009 performance leaving PNC
well-positioned for an economic recovery
PNC’s earnings capacity is expected to deliver
a solid 2010 financial performance
PNC is positioned to achieve its strategic
financial objectives
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as
“believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “project” and other similar words and expressions. Forward-
looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-
looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our most recent Form 10-K, including in the Risk Factors and Risk Management sections of that report, and in our subsequent SEC filings.
Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at
www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o Changes in interest rates and valuations in the debt, equity and other financial markets;
o Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products;
o Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates;
o Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular;
o Changes in levels of unemployment; and
o Changes in customer preferences and behavior, whether as a result of changing business and economic conditions, climate-related physical changes or legislative and regulatory initiatives, or other factors.
•A continuation of recent turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.
•Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current expectations that interest rates will remain low in the first half of 2010 but will move upward in the second half of the year and our view that the modest economic recovery that began last year will extend through 2010.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
o Changes resulting from legislative and regulatory responses to the current economic and financial industry environment;
o Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry;
o Increased litigation risk from recent regulatory and other governmental developments;
o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental inquiries;
o The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies;
o Changes in accounting policies and principles;
o Changes resulting from legislative and regulatory initiatives relating to climate change that have or may have a negative impact on our customers’ demand for or use of our products and services in general and their creditworthiness in particular; and
o Changes to regulations governing bank capital, including as a result of the so-called “Basel 3” initiatives.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.  This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
In addition, our acquisition of National City Corporation (“National City”) on December 31, 2008 presents us with a number of risks and uncertainties related both to the acquisition itself and to the integration of the acquired businesses into PNC. These risks and uncertainties include the following:
•The anticipated benefits of the transaction, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress recently. Specifically, we may incur more credit losses from National City’s loan portfolio than expected. Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.
•Legal proceedings or other claims made and governmental investigations currently pending against National City, as well as others that may be filed, made or commenced relating to National City’s business and activities before the acquisition, could adversely impact our financial results.
•Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule. The integration of National City’s business and operations into PNC, which includes conversion of National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses. PNC’s ability to integrate National City successfully may be adversely affected by the fact that this transaction has resulted in PNC entering several markets where PNC did not previously have any meaningful retail presence.
In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the National City acquisition.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Impact of Pending Sale of
PNC Global Investment Servicing¹
(0.2) (0.0)
Adjustments / other²
1.1 Net intangible assets
1.3 Goodwill and other intangible assets
Elimination of net intangible assets:
Less:
(1.5) Book equity / intercompany debt
Cash Book
(billions)
$1.6
(0.2)
0.5
(0.3)
0.8
$2.3
Estimated PNC tangible capital improvement
Eligible deferred income taxes on goodwill
and other intangible assets
After-tax gain / increase in cash
Taxes
Pretax gain
Sales price
$1.8
(0.3)
2.1
$2.3
Estimated gain, cash proceeds and capital enhancement
Appendix
(1) The transaction is currently expected to close in the third quarter of 2010, subject to regulatory approvals and certain other closing conditions. (2) Book column amount reflects transaction expenses of $46 million; cash column amount reflects transaction expenses of
$46 million and $138 million of deferred tax reversal.

Risk-Based Capital Ratios
1.6 1.6
Net impact of pending sale of GIS³
10.3% 8.0% Proforma ratios
$23.5 $18.2 Proforma
11.4% 6.0% Ratios
3.0
(.3)
$13.9
Tier 1 common
3.0 Common equity offering –
February 2010²
(7.6) TARP preferred stock redemption –
February 2010¹
$26.5 December 31, 2009 - Capital
Tier 1 risk-based $ in billions
(1) Tier 1 common column reflects acceleration of accretion of remaining issuance discount. (2) Does not reflect underwriters’ over-
allotment option. (3) Pending sale of PNC Global Investment Servicing (GIS) is anticipated to occur in the third quarter of 2010 subject to regulatory approvals and certain other closing conditions.
Appendix

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended, in millions
Pretax
Income taxes
(benefit)
1
Net income
Reported net income (loss) ($246)
Conforming provision for credit losses - National City $504 ($176) 328
Net income excluding conforming provision for credit
losses - National City
$82
Year ended, in millions except per share data
Pretax
Income taxes
(benefit)
1
Net income
Diluted EPS from
net income
Reported net income $2,403 $4.36
Gain on BlackRock/BGI transation ($1,076) $389 (687) (1.51)
Net income excluding gain on BlackRock/BGI transaction $1,716 $2.85
Year ended, in millions except percentages
Net income Average assets
Return on
average assets
Reported  $2,403 $276,876 0.87%
Excluding gain on BlackRock/BGI transaction $1,716 $276,876 0.62%
Dec. 31, 2008
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
(1) Calculated using a marginal federal income tax rate of 35%. The after-tax gain on the BlackRock/BGI transaction also reflects the impact of state income taxes.
Dec. 31, 2009
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
Dec. 31, 2009

Non-GAAP to GAAP Reconcilement
Appendix
in millions except percentages Reported
1
Gain on
BlackRock/BGI
transaction
Reported excluding
BlackRock/BGI gain
Net interest income $9,083 $9,083
Noninterest income 7,145 $1,076 6,069
Total revenue $16,228 $1,076 $15,152
Noninterest income/total revenue 44% 40%
Net interest income/total revenue 56% 60%
Year ended
Dec. 31, 2009
in millions except ratios
Total revenue $16,228
Noninterest expense 9,073
Pretax pre-provision earnings 7,155
Provision for credit losses 3,930
Excess of pretax pre-provision earnings over credit losses $3,225
Net charge-offs $2,711
Pretax pre-provision earnings / provision 1.82
Total revenue $16,228
Gain on BlackRock/BGI transaction 1,076
Total revenue excluding BlackRock/BGI gain 15,152
Noninterest expense 9,073
Pretax pre-provision earnings excluding BlackRock/BGI gain 6,079
Provision for credit losses 3,930
Excess of pretax pre-provision earnings excluding BlackRock/BGI gain over credit losses $2,149
Net charge-offs $2,711
Pretax pre-provision earnings excluding BlackRock/BGI gain / provision 1.55
(1) Reported net interest income, noninterest income, total revenue, noninterest expense, and pretax pre-provision earnings reflect presentation of results of operations of GIS as income from discontinued operations.
Year ended Dec. 31, 2009
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
PNC believes that pretax pre-provision earnings is useful as a tool to help evaluate ability to provide for credit costs through operations. PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.

Non-GAAP to GAAP Reconcilement
Appendix
Adjustments,
pretax
Income
taxes
(benefit)
1
Net
income
Diluted EPS
from net
income
Adjustments,
pretax
Income
taxes
(benefit)
1
Net
income
Diluted EPS
from net
income
$1,107 $2.17 $559 $1.00
($1,076) $389 (687) (1.49)
155 (54) 101 .22 $89 ($31) 58 .12
$521 $.90 $617 $1.12
Adjustments,
pretax
Income
taxes
(benefit)
1
Net
income
(loss)
Diluted EPS
from net
income (loss)
($246) $(.77)
$504 ($176) 328 .94
81 (29) 52 .15
$134 $.32
Adjustments,
pretax
Income
taxes
(benefit)
1
Net
income
Diluted EPS
from net
income
Adjustments,
pretax
Income
taxes
(benefit)
1
Net
income
Diluted EPS
from net
income
$2,403 $4.36 $914 $2.44
$(1,076) $389 (687) (1.51)
$504 ($176) 328 .95
421 (147) 274 .60 145 (51) 94 .27
For the three months ended, in millions except per share data
Net income, as reported
Adjustments:
Gain on BlackRock/BGI transaction
Integration costs
Net income, as adjusted
For the three months ended, in millions except per share data
Net income (loss), as reported
Adjustments:
Conforming provision for credit losses - National City
Other integration costs
Net income, as adjusted
Year ended, in millions except per share data
Net income, as reported
Adjustments:
Gain on BlackRock/BGI transaction
Conforming provision for credit losses - National City
Other integration costs
Net income, as adjusted $1,990 $3.45 $1,336 $3.66
Dec. 31, 2009 Sept. 30, 2009
(1) Calculated using a marginal federal income tax rate of 35%. The after-tax gain on the BlackRock/BGI transaction also reflects the impact of state income taxes.
Dec. 31, 2008
Dec. 31, 2009 Dec. 31, 2008
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
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